SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C.  20549

                               --------

                               FROM 8-K

                            CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934


Date of the earliest event reported: January 8, 1999


                   INTELLIQUIS INTERNATIONAL, INC.
                 (f/k/a Leesburg Land & Mining, Inc.)
          (Exact name of registrant as specified in charter)


    NEVADA                        0-12139             82-0379959
(State or other jurisdiction     (Commission         (IRS employer
 of incorporation)                file number)        identification no.)


                   352 West 12300 South, Suite 300
                          Draper, Utah 84020
               (Address of Principal Executive Offices)


Registrant's telephone number, including area code (801) 990-2600




                   INTELLIQUIS INTERNATIONAL, INC.

     Item 7.   Financial Statements and Exhibits

     Included are the financial statements of Intelliquis International, Inc. for the periods ended December 31, 1998 and 1997.

     Exhibits.

     Included are the proforma financial statements of Intelliquis International, Inc. for the periods ended December 31, 1998 and 1997.















                   INTELLIQUIS INTERNATIONAL, INC..
                           AND SUBSIDIARY

                         FINANCIAL STATEMENTS

                          December 31, 1998

            INTELLIQUIS INTERNATIONAL, INC. AND SUBSIDIARY
                            Balance Sheets

                                ASSETS
                                                               December 31,

                                                       1998               1997

Current assets
   Cash                                             $ 23,074        $52,455
   Accounts receivable (Note 2)                      619,966        28,067
   Inventory (Note 2)                                130,517        18,398
   Prepaid expenses                                  6,838           8,253
   Deposits                                          500              -
                                                     780,895       107,173

Property, Plant & Equipment (Note 2)                  54,297       16,533

Other assets
   Certificate of deposit (Note 2)                    40,351           -
   Intangibles (Note 2)                                8,328       10,444

Total Assets                                      $  883,871     $134,150



                 LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
   Accounts payable and accrued expenses           $ 502,973     $18,673
   Short term notes (Note 3)                         104,500          -
   Short term notes - related party (Note 4)          85,000          -
                                                     692,473      18,673

Stockholders' Equity
   Preferred Stock, 5,000,000 shares authorized,
    par value $.001, no shares outstanding               -           -
   Common Stock, 50,000,000 shares authorized,
    $.001 par, 12,586,411 shares issued and outstanding   12,586     -
   Members equity (1997) (Note 6)                          -      170,000
   Additional paid in capital                            157,414      -
   Retained earnings (deficit)                            21,398  (54,523)

       Total Stockholders' Equity                       191,398    115,477

Total Liabilities and Stockholders' Equity          $   883,871  $ 134,150




            INTELLIQUIS INTERNATIONAL, INC. AND SUBSIDIARY
                       Statements of Operations


                                                              For the
                                                             Year Ended
                                                            December 31,
                                                        1998            1997
 Sales
                                                   $1,461,196        $34,709

Cost of Sales                                         355,613          4,948

Gross Margin                                        1,105,583         29,761

Expenses:
   Sales & Marketing                                  596,125         36,443
   General & Administrative                           430,304         47,841

          Total Expenses                            1,026,429         84,284


Operating Income (Loss)                                79,154       (54,523)

Other Income (Expense)                                (3,233 )         -

Net Income (Loss) before Taxes                         75,921       (54,523)

Taxes (Note 1)                                          -              -

Net Income                                           $ 75,921      $ (54,523)

Net Income Per Share                                 $   .006      $    -

Total average shares outstanding

                                                   12,586,411            -


            INTELLIQUIS INTERNATIONAL, INC. AND SUBSIDIARY
                   Statements of Stockholders' Equity



                            Common Stock   Paid in     Members'      Retained
                          Shares   Amount  Capital     Equity        Deficit

Balance, January 1, 1997    -     $  -     $   -      $  -           $  -

Members contributions
(Note 6)                    -        -         -     170,000            -

Net loss                    -        -         -         -          (54,523)

Balance, December 31, 1997  -        -         -     170,000        (54,523)

Issuance of Common Stock for purchase
Of Intelliquis, Inc.
 (Note 6)             12,586,411  12,586    157,414  (170,000)        -

Net Income                -         -           -     75,921          -


Balance,
December 31, 1998  12,586,411   $  12,586  $ 157,414  $  -          $ 21,398





            INTELLIQUIS INTERNATIONAL, INC. AND SUBSIDIARY
                        Statements of Cash Flows

                                                         For the
                                                       Year Ended
                                                        December 31,
                                                     1998          1997

Cash Flows form Operating
 Activities:
     Net loss (loss)                             $ 75,921        $ (54,523)
     Non Cash Flow Items:
         Depreciation & Amortization
                                                   10,756            4,630
     Increase (decrease) in
          Accounts receivable                    (591,899)         (28,067)
          Inventory                              (112,119)         (18,398)
          Prepaids & deposits                         915           (8,253)
          Accounts payable & accrued expenses     484,300           18,673

Net Cash Flows used in
 Operating Activities                            (132,126)         (85,938)

Cash Flows from Investing Activities:
     Cash from stock sales / LLC units
                                                      -          170,000
     Purchase of certificates of deposits
                                                   (40,000)          -

Net Cash Flows used in
 Investing Activities                               (40,000)    170,000

Cash Flows from Financing
 Activities:
     Purchase of fixed assets                        (46,404)   (21,030)
     Purchase of intangibles & other assets

                                                        (351)   (10,577)
     Cash from short term debt                       189,500       -

Net Cash Flows from Financing Activities

                                                     142,745       (31,607)

Net increase (decrease) in cash

                                                    (29,381)        52,455

Cash, beginning of year                              52,455           -

Cash, end of year                                  $ 23,074      $  52,455

Supplemental Cash Flow Information
   Cash Paid for:
     Taxes                                         $   -         $ -
     Interest                                      $  2,334      $ -






            INTELLIQUIS INTERNATIONAL, INC. AND SUBSIDIARY
                  Notes to The  Financial Statements
                           December 31, 1998

NOTE 1 - Background and History

     Intelliquis International, Inc. (the Company) (formerly Leesburg Land and Mining, Inc.) was created on June 21, 1983 in the State of Colorado. The Company was involved in mining activities until approximately 1987, when it ceased all activities and began disposing of its assets. It has not had any business activity since that time. The Company changed its name in 1998.

     Also in 1998, the Company created and later merged with, a Nevada subsidiary.

     Intelliquis, LLC was created in 1997 as a corporation and later reorganized as a limited liability company in the State of Utah. Intelliquis was organized for the purpose of licensing and marketing computer software to wholesale and private label customers.

     Intelliquis International, Inc. acquired all of the outstanding units of Intelliquis LLC effective December 31, 1998.

     The acquisition is accounted for as a "reverse acquisition" where the parent corporation is taken over by the owners of the subsidiary. All activity of the financial reports is that of the subsidiary operation.

NOTE 2 - Significant Accounting Policies

     Cash and Cash Equivalents The Company considers all short term, highly liquid investments that are readily convertible to known amounts as cash equivalents.

     Intangible Assets Intangible assets consist of contract design work and goodwill. Both intangibles are being amortized over 60 months on the straight line method. Amortization expense for 1997 was $133 and $2115 for 1998.

     Use of Estimates The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period.
In these financial statements, assets, liabilities and earnings involve extensive reliance on management's estimates. Actual results could differ from those estimates.

     Income Taxes The Company adopted Statement of Financial Standards No. 109 "Accounting for Income taxes" in the fiscal year ended December 31, 1998 and was applied retroactively.

     Statement of Financial Accounting Standards No. 109 " Accounting for Income Taxes" requires an asset and liability approach for financial accounting and reporting for income tax purposes. This statement recognizes
(a) the amount of taxes payable or refundable for the current year and (b) deferred tax liabilities and assets for future tax consequences of events that have been recognized in the financial statements or tax returns.

     Deferred income taxes result from temporary differences in the recognition of accounting transactions for tax and financial reporting
purposes.   There were no temporary differences at December 31, 1998 and earlier years; accordingly, no deferred tax liabilities have been recognized for all years.



            INTELLIQUIS INTERNATIONAL, INC. AND SUBSIDIARY
                  Notes to The  Financial Statements
                           December 31, 1998

NOTE 2 - Significant Accounting Policies (continued)

     The Company has cumulative net operating loss carryforwards of over $4,000,000 at December 31, 1998. No effect has been shown in the financial statements for the net operating loss carryforwards as the likelihood of future tax benefit from such net operating loss carryforwards is highly improbable. Accordingly, the potential tax benefits of the net operating loss carryforwards, estimated based upon current tax rates at December 31, 1998 have been offset by valuation reserves of the same amount.

     The subsidiary operation was a limited liability company (LLC) throughout 1997 and 1998. LLC's report their earnings on a partnership tax return and no tax liability accrued at the company level. Taxable income is allocated to its individual members and tax paid by each member.

     Inventory Inventory consists of finished goods (assembled and unassembled computer software) that is valued at lower of cost (FIFO) or market.

     Certificate of Deposit The Company holds a Certificate of Deposit as partial security for a short term loan at the Company's bank (see Note 3). The certificate matures on March 10, 1999, the same day that the note is due. Interest is stated at 4.91%

     Fixed Assets

          Fixed assets consist of the following:
                                                       December 31,
                                                    1998          1997
           Computer Equipment & Software          $32,886        $12,464
           Office Equipment & Furniture            34,549          8,566
                                                   67,435         21,030
           Less: Accumulated Depreciation         (13,138)        (4,497)

                                               $   54,297      $  16,533

     Computer equipment and software is being depreciated on the straight line method over three to five years. Office equipment is being depreciated on the straight line method over five years. Depreciation expense is $4,497 and $8,641 for 1997 and 1998, respectively.

     Principles of Consolidation The Company consists of the parent corporation, Intelliquis International, Inc., and its subsidiary, Intelliquis LLC. The two companies together report as a consolidated group known as The Company. All intercompany accounts and transactions have been eliminated.

     Accounts Receivable Accounts Receivable is shown net of allowance for returns of $186,660 and $0 and allowance for bad debt of $150,000 and $0 for 1998 and 1997, respectively.


            INTELLIQUIS INTERNATIONAL, INC. AND SUBSIDIARY
                  Notes to The  Financial Statements
                           December 31, 1998


NOTE 3 - Short Term Notes

The Company has acquired short term borrowing for working capital as follows:

              Note payable to a bank, secured by
              $40,000 certificate of deposit, all
              assets of the Company and personal
              guarantees from the corporation
              officers, interest stated at 10%,
              due March 10, 1999                    $  79,500

           Note payable to an individual, no
              security, interest stated at 25%
              payable in January 1999                  25,000

                                                    $ 104,500

     Interest expense for 1998 was $3,584.

NOTE 4 - Short Term Notes - Related Party

     The Company has acquired short term financing from two officers of the corporation. One loan was for $80,000 and the other for $5,000. These are demand notes with no interest accruing. The $80,000 was paid in 1999.

NOTE 5 - Economic Dependency

     The Company currently uses one major distributor for most of its sales. That distributor accounted for 67% of all sales in 1998. The Company could recognize significant declines in sales if the distributor or the Company chooses to alter its current sales relationship.

NOTE 6 - Member Contributions/Common Stock Transactions

     In 1997, the Company was organize as a Utah limited liability company with $170,000 of member contributions for start up operations.

     In 1998, the Company continued to operate as a limited liability company until December 31, 1998 when Intelliquis International, Inc. acquired 100% of the membership units in exchange for 10,837,200 shares of common stock. Before the acquisition, the corporation had 1,749,211 shares outstanding with no assets and no liabilities.

NOTE 7 - Subsequent Events

     In 1999, the Company leased office space for a term of three years at $4,000 per month.

     In 1999, the Company repurchased 2,067,648 of the company shares for $160,000.











                        Supplementary Schedules

                     Proforma Financial Statements

                         For the Period Ended
                      December 31, 1998 and 1997









            INTELLIQUIS INTERNATIONAL, INC. AND SUBSIDIARY
                        Proforma Balance Sheets
                           December 31, 1998

                     Intelliquis Int.    Intelliquis             Adjustments
Total
   ASSETS
 Cash and short term deposits    $     -     $ 23,074  $   -    $  23,074
 Prepaid expenses and other
    current assets           -      757,821      -      757,821

Total                        -      780,895      -      780,895

   CAPITAL ASSETS            -       54,297      -       54,297

   OTHER ASSETS              -       48,679      -       48,679

Total                   $    -     $883,871  $   -     $883,871

LIABILITIES AND
  SHAREHOLDER'S EQUITY

   CURRENT LIABILITIES
 Accounts payable and accruals   $     -    $ 502,973 $    -    $ 502,973
 Notes payable               -      189,500      -      189,500

Total                        -      692,473      -      692,473

   STOCKHOLDERS' EQUITY
 Common stock              1,749     10,837    12,586

 Additional paid in capital 4,147,083 159,163  4,306,246

  Members equity            -       170,000    (170,000)
 Retained (deficit)
   earnings           (4,148,832)    21,398      -      (4,127,434)

Total                  $    -      $883,871  $   -         $883,871





            INTELLIQUIS INTERNATIONAL, INC. AND SUBSIDIARY
                        Proforma Balance Sheets
                           December 31, 1997



                       Intelliquis Int.   Intelliquis   Adjustments   Total
   ASSETS
 Cash and short term deposits  $   -     $ 52,455        $   -     $  52,455
 Prepaid expenses and other
    current assets                 -       54,718            -        54,718

Total                              -      107,173            -       107,173

   CAPITAL ASSETS                  -       16,533            -       16,533

   OTHER ASSETS
 Other                             -       10,444            -       10,444

Total                          $   -     $134,150        $   -     $134,150

LIABILITIES AND
  SHAREHOLDER'S EQUITY

   CURRENT LIABILITIES
 Accounts payable and accruals $ 23,536 $ 18,673         $   -    $  42,209
 Notes and advances payable        -         -               -         -

Total                           23,536    18,673             -       42,209

   STOCKHOLDERS' EQUITY
 Common stock                4,148,832       -            170,000  4,318,832
 Additional paid in capita        -          -               -         -
 Members equity                   -       170,000        (170,000)     -
 Retained deficit           (4,172,368)  (54,523)            -    (4,226,891)

Total                        $    -      $134,150        $   -      $134,150







            INTELLIQUIS INTERNATIONAL, INC. AND SUBSIDIARY
            Proforma Consolidated Statements of Operations
                 For the Year Ended December 31, 1998

                    Intelliquis Int.     Intelliquis      Adjustments  Total


INCOME               $     -             $1,461,196        $ -    $   1,461,196

 Cost of sales             -                355,613          -         355,613
 Sales and Marketing        -               596,125          -         596,125
 General and Administrative -               430,304          -         430,304

OTHER INCOME (EXPENSE)     23,536            (3,233)         -          20,303

Net (loss) Income      $   23,536        $    75,921      $  -    $    99,457







            INTELLIQUIS INTERNATIONAL, INC. AND SUBSIDIARY
            Proforma Consolidated Statements of Operations
                 For the Year Ended December 31, 1997



                      Intelliquis Int.     Intelliquis    Adjustments   Total

INCOME                 $     -               $ 34,709  $    -        $ 34,709

 Cost of sales               -                  4,948       -           4,948
 Selling and Marketing       -                 36,443       -          36,443
 General and Administrative  19,483            47,841       -          67,324

OTHER INCOME (EXPENSE)          377                -        -             377

Net (loss) Income         $ (19,106)        $(54,523)  $    -        $(73,629)





            INTELLIQUIS INTERNATIONAL, INC. AND SUBSIDIARY
                     Proforma Financial Statements
                       Statement of Assumptions


1  -  Basis of Presentation

     The purpose of the presentation of the proforma financial statements of Intelliquis International, Inc. is to show the financial position and results of operations as if the two corporations were combined as one entity for the period for the two years 1997 and 1998.

     Separate columns are used to show the financial position and results of operations of each company separately, adjustments, if any between the two companies, and the resulting totals from both companies.

     Intelliquis International, Inc. acquired all of the assets and liabilities of Intelliquis LLC as of December 31, 1998. The end result being that of Intelliquis International, Inc. as a parent corporation, with the assets of Intelliqiuis being its wholly owned subsidiary.

     This transaction was accounted for as a "pooling of interest" method for the business combination.




                              SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 8, 1999



                              Intelliquis International, Inc.

                              by:  /s/ Bernard Yaw
                                   Bernard Yaw
                                   President